Capital And Financial Risk Management	12 Months Ended
Dec. 31, 2021
Capital And Financial Risk Management [Abstract]
Capital and Financial Risk Management	Capital and Financial Risk Management
Capital Risk Management
The Group's capital and financial risk management policy is to maintain a strong capital base so as to support its strategic priorities, maintain investor, creditor and market confidence as well as sustain the future development of the business. The Group’s objectives when managing capital are to safeguard its ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital. To maintain or adjust the capital structure, the Group may issue new shares or incur new debt. The Group has some external debt and no material externally imposed capital requirements. The Group’s share capital is clearly set out in Note 14.
Management continuously monitors the level of capital deployed and available for deployment in the Internal and Parent segments as well as at Controlled Founded Entities. The Directors seek to maintain a balance between the higher returns that might be possible with higher levels of deployed capital and the advantages and security afforded by a sound capital position.
The Group’s Directors have overall responsibility for establishment and oversight of the Group's capital and risk management framework. The Group is exposed to certain risks through its normal course of operations. The Group’s main objective in using financial instruments is to promote the development and commercialization of intellectual property through the raising and investing of funds for this purpose. The Group’s policies in calculating the nature, amount and timing of investments are determined by planned future investment activity. Due to the nature of activities and with the aim to maintain the investors’ funds as secure and protected, the Group’s policy is to hold any excess funds in highly liquid and readily available financial instruments and maintain insignificant exposure to other financial risks.
COVID-19
In March 2020, the World Health Organization declared the COVID-19 outbreak a pandemic. The pandemic has since caused widespread and significant disruption to daily life and the global economy as governments have taken actions, including the issuance of stay-at-home orders and social distancing guidelines, and businesses have adjusted their activities. While our business, operations and financial condition and results have not been significantly impacted in 2020 or 2021, as a result of the COVID-19 pandemic, we have taken swift action to ensure the safety of our employees and other stakeholders. The Group continues to monitor the latest developments regarding the COVID-19 pandemic on business, operations, and financial condition and results, and has made certain assumptions regarding the pandemic for purposes of the Group's operational planning and financial projections, including assumptions regarding the duration and severity of the pandemic and the global macroeconomic impact of the pandemic. Despite careful tracking and planning, however, the Group is unable to accurately predict the extent of the impact of the pandemic on the business, operations, and financial condition and results in future periods due to the uncertainty of future developments. The Group is focused on all aspects of the business and is implementing measures aimed at mitigating issues where possible.
Credit Risk
The Group has exposure to the following risks arising from financial instruments:
Credit risk is the risk of financial loss to the Group if a customer or counterparty to a financial instrument fails to meet its contractual obligations. Financial instruments that potentially subject the Group to concentrations of credit risk consist principally of cash and cash equivalents and trade and other receivables. The Group held the following balances (not including the income tax receivable resulting from overpayment of income taxes, see Note 25):

	2021 $000s	2020 $000s
As of December 31
Cash and cash equivalents	465,708	403,881
Trade and other receivables	3,174	2,558
Total	468,882	406,438
The Group invests its excess cash in U.S. Treasury Bills, U.S. debt obligations and money market accounts, which the Group believes are of high credit quality. Further the Group's cash and cash equivalents and short-term investment are held at diverse, investment-grade financial institutions.
The Group assesses the credit quality of customers on an ongoing basis. The credit quality of financial assets is assessed by historical and recent payment history, counterparty financial position, reference to credit ratings (if available) or to historical information about counterparty default rates. The Group does not have expected credit losses owing largely to a small number of counterparties and the high credit quality of such counterparties (primarily the US government and large funds in respect of grant income).
The aging of trade and other receivables that were not impaired at December 31 is as follows:

As of December 31	2021 $000s	2020 $000s
Not impaired	3,174	2,558
Total	3,174	2,558
Liquidity Risk
Liquidity risk is the risk that the Group will encounter difficulty in meeting the obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. The Group actively manages its risk of a funds shortage by closely monitoring the maturity of its financial assets and liabilities and projected cash flows from operations, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Group’s reputation. Due to the nature of these financial liabilities, the funds are available on demand to provide optimal financial flexibility.
The table below summarizes the maturity profile of the Group’s financial liabilities, including subsidiary preferred shares that have customary liquidation preferences, as of December 31, 2021 and 2020, based on contractual undiscounted payments:

As of December 31	2021
	Carrying Amount $000s	Within Three Months $000s	Three to Twelve Months $000s	One to Five Years $000s	Total $000s (*)
Long-term loan (non-current + current)	15,118	296	2,182	16,274	18,752
Subsidiary notes payable	3,916	3,916	—	—	3,916
Trade and other payables	35,817	35,817	—	—	35,817
Warrants[2]	6,787	6,787	—	—	6,787
Subsidiary preferred shares (Note 15)[1]	174,017	174,017	—	—	174,017
Total	235,656	220,833	2,182	16,274	239,290

As of December 31	2020
	Carrying Amount $000s	Within Three Months $000s	Three to Twelve Months $000s	One to Five Years $000s	Total $000s (*)
Long-term loan	14,818	296	905	18,780	19,981
Subsidiary notes payable	26,455	1,455	25,000	—	26,455
Trade and other payables	21,826	21,826	—	—	21,826
Warrants[2]	8,206	8,206	—	—	8,206
Subsidiary preferred shares (Note 15)[1]	118,972	118,972	—	—	118,972
Total	190,278	150,756	25,905	18,780	195,441
1    Redeemable only upon a liquidation or Deemed liquidation event, as defined in the applicable shareholder documents.
2    Warrants issued by subsidiaries to third parties to purchase preferred shares.
(*) Does not include payments in respect of lease obligations. For the contractual future payments related to lease obligations, see Note 21.

Interest Rate Sensitivity
As of December 31, 2021, the Group had cash and cash equivalents of $465.7 million. The Group's exposure to interest rate sensitivity is impacted by changes in the underlying U.K. and U.S. bank interest rates. The Group has not entered into investments for trading or speculative purposes. Due to the conservative nature of the Group's investment portfolio, which is predicated on capital preservation and investments in short duration, high-quality U.S. Treasury Bills and U.S. debt obligations and related money market accounts, a change in interest rates would not have a material effect on the fair market value of the Group's portfolio, and therefore the Group does not expect operating results or cash flows to be significantly affected by changes in market interest rates.
Controlled Founded Entity Investments
The Group maintains investments in certain Controlled Founded Entities. The Group’s investments in Controlled Founded Entities are eliminated as intercompany transactions upon financial consolidation. The Group is however exposed to a preferred share liability owing to the terms of existing preferred shares and the ownership of Controlled Founded Entities preferred shares by third parties. As discussed in Note 15, certain of the Group’s subsidiaries have issued preferred shares that include the right to receive a payment in the event of any voluntary or involuntary liquidation, dissolution or winding up of a subsidiary, including in the event of "deemed liquidation" as defined in the incorporation documents of the entities, which shall be paid out of the assets of the subsidiary available for distribution to shareholders and before any payment shall be made to holders of ordinary shares. The liability of preferred shares is maintained at fair value through the profit and loss. The Group’s strong cash position, budgeting and forecasting processes, as well as decision making and risk mitigation framework enable the Group to robustly monitor and support the business activities of the Controlled Founded Entities to ensure no exposure to dissolution or liquidation. Accordingly, the Group views exposure to 3rd party preferred share liability as low.
Non-Controlled Founded Entity Investments
The Group maintains certain investments in Non-Controlled Founded Entities which are deemed either as investments and accounted for as investments held at fair value or associates and accounted for under the equity method (please refer to Note 1). The Group's exposure to investments held at fair value is $397.2 million as of December 31, 2021, and the Group may or may not be able to realize the value in the future. Accordingly, the Group views the risk as high. The Group’s exposure to investments in associates is limited to the carrying amount of the investment in an Associate. The Group is not exposed to further contractual obligations or contingent liabilities beyond the value of initial investment. As of December 31, 2021, Gelesis was the only associate. The carrying amount of the investment in Gelesis as an associate was zero. Accordingly, the Group does not view this as a risk. Please refer to Notes 5,6 and 16 for further information regarding the Group's exposure to Non-Controlled Founded Entity Investments.
Equity Price Risk
As of December 31, 2021, the Group held 1,656,564 common shares of Karuna and 3,207,200 common shares of Vor. The fair value of the Group's investment in the common stock of Karuna and Vor was $217.0 million and $37.3 million respectively.
The investments in Karuna and Vor are exposed to fluctuations in the market price of these common shares. The effect of a 10.0 percent adverse change in the market price of Karuna and Vor common shares as of December 31, 2021, would have been a loss of approximately $21.7 million and $3.7 million respectively, recognized as a component of Other income (expense) in the Consolidated Statements of Comprehensive Income/(Loss).
Foreign Exchange Risk
The Group maintains consolidated financial statements in the Group's functional currency, which is the U.S. dollar. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet dates. Non-monetary assets and liabilities denominated in foreign currencies are translated into the functional currency at the exchange rates prevailing at the date of the transaction. Exchange gains or losses arising from foreign currency transactions are included in the determination of net income (loss) for the respective periods. Such foreign currency gains or losses were not material for all reported periods. See Note 9.The Group does not currently engage in currency hedging activities since its foreign currency risk is limited, but the Group may begin to do so in the future if and when its foreign currency risk exposure changes. Instruments that may be used to hedge future risks include foreign currency forward and swap contracts. These instruments may be used to selectively manage risks, but there can be no assurance that the Group will be fully protected against material foreign currency fluctuations.